Exhibit 10.28

AMENDMENT TO “APPENDIX A” OF THE
ASTEC INDUSTRIES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS AMENDMENT to “Appendix A” of the Astec Industries, Inc. Supplemental Executive Retirement Plan, as amended and restated as of January 1, 2008 (the “Plan”), is adopted by Astec Industries, Inc. (the “Company”), effective as of December 5, 2019.

WHEREAS, Article 2 of the Plan permits the Board of Directors of the Company (the “Board”) to designate participants in the Plan from time to time, whose names and effective dates of participation shall be set forth on Exhibit A to the Plan;

NOW, THEREFORE, the Company hereby amends “Appendix A” of the Plan in the form attached hereto, to update the same for changes in Plan participation approved by the Board, by action taken on December 5, 2019.

Except as amended herein, the Plan shall continue in full force and effect.

ASTEC INDUSTRIES, INC.

Date: December 5, 2019	By:	/s/ Stephen C. Anderson
	Name:	Stephen C. Anderson
	Title:	Secretary

“Appendix A”
Each Participant’s Date of Participation

Name of Participant	Effective Dates of Participation
Tim Gonigam	August 1, 2000
Stephen C. Anderson	January 1, 2003
David Silvious	July 1, 2005
Neil Peterson	January 1, 2008
Joe Cline	February 1, 2008
Chris Colwell	May 31, 2011
Robin Leffew	August 1, 2011
Matthew B. Haven	January 1, 2013
Jeff May	October 1, 2013
Tom Wilkey	January 1, 2014
Jeff Schwarz	July 1, 2014
Jaco Van Der Merwe	October 1, 2016
Scott Barker	April 3, 2017
Neil Whitworth	May 30, 2017
Michael G. Anderson	July 7, 2017
Jody Volner	November 1, 2017
Michael Norris	January 1, 2018
Greg Renegar	January 1, 2019
Vince Trotta	April 15, 2019
Barry Ruffalo	August 12, 2019
Matthew Litchfield	October 1, 2019
Greg Oswald	October 29, 2019
Tim Averkamp	November 4, 2019
Rebecca Weyenberg	December 4, 2019